Trust
Fund
Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price
(net of
fees and
expenses)
Date
offering
commenced
Price paid
by each
purchaser
of these
securities
in this or
any
concurrent
offering
Underwriter
from whom
purchased
Name of
Affiliated
Underwriter
(as defined
in the Rule
10f-3
procedures)
managing or
participating
in syndicate
(attach list
of all
members of
syndicate)
Commission,
spread or
profit




































New
Covenant
New
Covenant
World Omni Auto
Receivables Trust
2012-A A2 (WOART
2012-A A2 0.52%
June 15, 2015)
7/11/2012
33,219,156
309,792,131
99.99746
7/11/2012
99.99746
Barclays
Capital
Barclays
Capital
0.0020




































New
Covenant
New
Covenant
Hyundai Auto
Receivables Trust
2012-B A2 (HART
2012-B A2 0.54%
January 15, 2015)
7/10/2012
42,588,492
389,986,194
99.99646
7/10/2012
99.99646
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0019




































New
Covenant
New
Covenant
Hyundai Auto
Receivables Trust
2012-B A3 (HART
2012-B A3 0.62%
September 15,
2016)
7/10/2012
19,454,684
468,920,082
99.98296
7/10/2012
99.98296
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0022




































New
Covenant
New
Covenant
World Omni Auto
Receivables Trust
2012-A A3 (WOART
2012-A A3 0.64%
February 15,
2017)
7/11/2012
17,142,719
256,980,802
99.99253
7/11/2012
99.99253
Barclays
Capital
Barclays
Capital
0.0025




































New
Covenant
New
Covenant
Nippon Telegraph
and Telephone
Corporation (NTT
1.40% July 18,
2017)
7/11/2012
14,850,924
748,987,500
99.865
7/11/2012
99.865
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0035




































New
Covenant
New
Covenant
Macquarie Bank
Ltd (MQGAU 3.45%
July 27, 2015
144A)
7/19/2012
2,996,370
749,092,500
99.879
7/19/2012
99.879
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0025




































New
Covenant
New
Covenant
EBAY Inc (EBAY
2.60% July 15,
2022)
7/19/2012
4,912,556
998,690,000
99.869
7/19/2012
99.869
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0045




































New
Covenant
New
Covenant
EBAY Inc (EBAY
1.35% July 15,
2017)
7/19/2012
10,139,217
999,430,000
99.943
7/19/2012
99.943
Credit
Suisse
Securities
Credit Suisse
Securities
0.0035




































New
Covenant
New
Covenant
Texas Instruments
Inc. (TXN 0.45%
August 3,2015)
7/30/2012
18,366,422
746,602,500
99.547
7/30/2012
99.547
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0025




































New
Covenant
New
Covenant
Trans-Canada
Pipelines (TRPCN
2.50% August 1,
2022)
7/30/2012
3,996,840
999,210,000
99.921
7/30/2012
99.921
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0065




































New
Covenant
New
Covenant
Celgene
Corporation (CELG
1.90% August 15,
2017)
8/6/2012
13,775,457
498,930,000
99.786
8/6/2012
99.786
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060




































New
Covenant
New
Covenant
Ecolab Inc (ECL
1.00% August 9,
2015)
8/6/2012
4,497,750
499,750,000
99.95
8/6/2012
99.95
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0035




































New
Covenant
SEI New
Covenant
Income
Metropolitan Life
Global Funding I
(MET 1.50%
January 10, 2018
144A)
1/3/2012
23,013,241
1,243,475,000
99.478
1/3/2012
99.478
Barclays
Capital
Inc.
Barclays
Capital Inc.
0.0035
New
Covenant
SEI New
Covenant
Income
ADT Corp (ADT
4.125% June 15,
2023 144A)
1/7/2013
4,238,906
699,902,000
99.986
1/7/2013
99.986
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0063
New
Covenant
SEI New
Covenant
Income
Santander Drive
Auto Receivables
Trust 2013-1 A2
(SDART A2 0.48%
February 16,
2016)
1/9/2013
13,143,165
354,977,458
99.99365
1/9/2013
99.99365
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0017
New
Covenant
SEI New
Covenant
Income
Conagra Foods Inc
(CAG 1.30%
January 25, 2016)
1/15/2013
13,648,992
749,670,000
99.956
1/15/2013
99.956
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0040
New
Covenant
SEI New
Covenant
Income
Zoetis Inc (ZTS
1.875% February
1, 2018144A)
1/16/2013
4,645,351
749,572,500
99.943
1/16/2013
99.943
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060
New
Covenant
SEI New
Covenant
Income
Arrow Electrics
Inc (ARW 3.00%
March 1, 2018)
2/12/2013
3,619,119
298,443,000
99.481
2/12/2013
99.481
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060
New
Covenant
SEI New
Covenant
Income
Metropolitan Life
Global Funding I
(MET 1.50%
January 10, 2018
144A)
1/3/2012
23,013,241
1,243,475,000
99.478
1/3/2012
99.478
Barclays
Capital
Inc.
Barclays
Capital Inc.
0.0035
New
Covenant
SEI New
Covenant
Income
ADT Corp (ADT
4.125% June 15,
2023 144A)
1/7/2013
4,238,906
699,902,000
99.986
1/7/2013
99.986
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0063
New
Covenant
SEI New
Covenant
Income
Santander Drive
Auto Receivables
Trust 2013-1 A2
(SDART A2 0.48%
February 16,
2016)
1/9/2013
13,143,165
354,977,458
99.99365
1/9/2013
99.99365
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0017
New
Covenant
SEI New
Covenant
Income
Conagra Foods Inc
(CAG 1.30%
January 25, 2016)
1/15/2013
13,648,992
749,670,000
99.956
1/15/2013
99.956
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0040
New
Covenant
SEI New
Covenant
Income
Zoetis Inc (ZTS
1.875% February
1, 2018144A)
1/16/2013
4,645,351
749,572,500
99.943
1/16/2013
99.943
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060
New
Covenant
SEI New
Covenant
Income
Arrow Electrics
Inc (ARW 3.00%
March 1, 2018)
2/12/2013
3,619,119
298,443,000
99.481
2/12/2013
99.481
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060
New
Covenant
SEI New
Covenant
Income
Nissan Motor
Acceptance
Corporation
(NSANY 1.80%
March 15, 2018
144A)
3/11/2013
15,701,906
399,108,000
99.777
3/11/2013
99.777
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0035
New
Covenant
SEI New
Covenant
Income
General Electric
Company (GE 2.70%
October 9, 2022)
10/1/2012
6,488,716
2,992,950,000
99.765
10/1/2012
99.765
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0035
New
Covenant
SEI New
Covenant
Income
ERAC USA Finance
LLC (ENTERP 1.40%
April 15, 2016
144A)
10/10/2012
998,400
249,600,000
99.84
10/10/2012
99.84
Wells Fargo
Advisors
Wells Fargo
Advisors
0.0045
New
Covenant
SEI New
Covenant
Income
UnitedHealth
Group Inc (UNH
2.75% February
15, 2023)
10/17/2012
8,758,140
624,012,500
99.842
10/17/2012
99.842
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0045
New
Covenant
SEI New
Covenant
Income
Nissan Auto Lease
Trust 2012-B A2A
(NALT 2012-B A2A
0.45% June 15,
2015)
10/17/2012
33,966,872
142,995,252
99.99668
10/17/2012
99.99668
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0020
New
Covenant
SEI New
Covenant
Income
Oracle Corp
(ORCL2.50%
October 15, 2022
10/18/2012
32,839,886
2,496,950,000
99.878
10/18/2012
99.878
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0040
New
Covenant
SEI New
Covenant
Income
Texas Eastern
Transmission LP
(SE 2.80% October
15, 2022 144A)
10/19/2012
11,851,488
499,010,000
99.802
10/19/2012
99.802
RBC Capital
Market
RBC Capital
Market
0.0065
New
Covenant
SEI New
Covenant
Income
World Omni Auto
Receivables Trust
2012-B A2 (WOART
2012-B A2 0.43%
November 16,
2015)
10/17/2012
51,624,863
217,990,975
99.99586
10/17/2012
99.99586
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0020
New
Covenant
SEI New
Covenant
Income
Marathon Oil Corp
(MRO 0.90%
November 1, 2015)
10/24/2012
10,429,748
999,880,000
99.988
10/24/2012
99.988
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0035
New
Covenant
SEI New
Covenant
Income
Caterpillar
Financial
Services
Corporation(CAT
1.25% November 6,
2017)
11/1/2012
8,937,918
599,190,000
99.865
11/1/2012
99.865
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0035
New
Covenant
SEI New
Covenant
Income
Bank of Montreal
(BMO 2.55%
November 6, 2022)
11/1/2012
16,495,685
998,770,000
99.877
11/1/2012
99.877
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0045
New
Covenant
SEI New
Covenant
Income
Microsoft
Corporation (MSFT
0.875% November
15, 2017)
11/2/2012
22,106,704
596,538,000
99.423
11/2/2012
99.423
UBS
Securities
LLC
UBS
Securities
LLC
0.0035
New
Covenant
SEI New
Covenant
Income
AbbVie Inc (ABT
1.75% November 6,
2017 144A)
11/5/2012
80,082,278
3,991,640,000
99.791
11/5/2012
99.791
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0035
New
Covenant
SEI New
Covenant
Income
The Dow Chemical
Company (DOW
3.00% November
15, 2022)
11/6/2012
7,366,019
1,228,325,000
98.266
11/6/2012
98.266
HSBC
Securities
HSBC
Securities
0.0045
New
Covenant
SEI New
Covenant
Income
Turlock
Corporation/Eaton
(ETN 1.50%
November 2, 2017
144A)
11/14/2012
27,899,556
998,910,000
99.891
11/14/2012
99.891
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0060
New
Covenant
SEI New
Covenant
Income
Macys Retail
Holdings Inc. (M
2.875% February
15, 2023)
11/14/2012
7,436,723
748,965,000
99.862
11/14/2012
99.862
Credit
Suisse
Securities
Credit Suisse
Securities
0.0065
New
Covenant
SEI New
Covenant
Income
National Oilwell
Varco, Inc. (NOV
1.35% December 1,
2017)
11/15/2012
4,736,401
499,515,000
99.903
11/15/2012
99.903
Barclays
Capital
Inc.
Barclays
Capital Inc.
0.0060
New
Covenant
SEI New
Covenant
Income
The Walt Disney
Company (DIS
0.45% December 1,
2015)
11/27/2012
25,884,711
496,275,000
99.255
11/27/2012
99.255
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0020
New
Covenant
SEI New
Covenant
Income
American Electric
Power Company
(AEP 1.65%
December 15,
2017)
11/28/2012
4,620,634
549,362,000
99.884
11/28/2012
99.884
Goldman
Sachs and
Company
Goldman Sachs
and Company
0.0060
New
Covenant
SEI New
Covenant
Income
Apache
Corporation (APA
2.625% January
15, 2023)
11/28/2012
9,894,181
1,193,628,000
99.469
11/28/2012
99.469
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0065
New
Covenant
SEI New
Covenant
Income
Costco Wholesale
Corp (COST 0.65%
December 7, 2015)
11/28/2012
31,311,695
1,198,572,000
99.881
11/28/2012
99.881
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0025
New
Covenant
New
Covenant
Income
Fund
Bed Bath & Beyond
Inc (BBBY 3.749%
August 1, 2024)
7/14/2014
3,013,470
299,997,000
99.999
7/14/2014
99.999
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0045
New
Covenant
New
Covenant
Income
Fund
EBAY Inc (EBAY
2.875% August 1,
2021)
7/23/2014
18,010,110
748,342,500
99.779
7/23/2014
99.779
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0040
New
Covenant
New
Covenant
Income
Fund
Tyson Foods Inc
(TSN 3.95% August
15, 2024)
8/5/2014
23,428,560
1,246,200,000
99.696
8/5/2014
99.696
Morgan
Stanley and
Corporation
Morgan
Stanley and
Corporation
0.0065
New
Covenant
New
Covenant
Income
Fund
WellPoint Inc.
(WLP 3.50% August
15, 2024)
8/7/2014
16,098,776
795,984,000
99.498
8/7/2014
99.498
BofA Merill
Lynch
BofA Merill
Lynch
0.0065
New
Covenant
New
Covenant
Income
Fund
Southern Co (SO
2.15% September
1, 2019)
8/19/2014
3,713,365
349,188,000
99.768
8/19/2014
99.768
Barclays
Capital Inc
Barclays
Capital Inc
0.0060

SEI New
Covenant
Income
World Omni Auto
Receivables Trust
2012-A A2 (WOART
2012-A A2 0.52%
June 15, 2015)
7/11/2012
33,219,156
309,792,131
99.99746
7/11/2012
99.99746
Barclays
Capital
Barclays
Capital
0.0020

SEI New
Covenant
Income
Hyundai Auto
Receivables Trust
2012-B A2 (HART
2012-B A2 0.54%
January 15, 2015)
7/10/2012
42,588,492
389,986,194
99.99646
7/10/2012
99.99646
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0019

SEI New
Covenant
Income
Hyundai Auto
Receivables Trust
2012-B A3 (HART
2012-B A3 0.62%
September 15,
2016)
7/10/2012
19,454,684
468,920,082
99.98296
7/10/2012
99.98296
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0022

SEI New
Covenant
Income
World Omni Auto
Receivables Trust
2012-A A3 (WOART
2012-A A3 0.64%
February 15,
2017)
7/11/2012
17,142,719
256,980,802
99.99253
7/11/2012
99.99253
Barclays
Capital
Barclays
Capital
0.0025

SEI New
Covenant
Income
Nippon Telegraph
and Telephone
Corporation (NTT
1.40% July 18,
2017)
7/11/2012
14,850,924
748,987,500
99.865
7/11/2012
99.865
Morgan
Stanley and
Company
Morgan
Stanley and
Company
0.0035

SEI New
Covenant
Income
Macquarie Bank
Ltd (MQGAU 3.45%
July 27, 2015
144A)
7/19/2012
2,996,370
749,092,500
99.879
7/19/2012
99.879
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0025

SEI New
Covenant
Income
EBAY Inc (EBAY
2.60% July 15,
2022)
7/19/2012
4,912,556
998,690,000
99.869
7/19/2012
99.869
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0045

SEI New
Covenant
Income
EBAY Inc (EBAY
1.35% July 15,
2017)
7/19/2012
10,139,217
999,430,000
99.943
7/19/2012
99.943
Credit
Suisse
Securities
Credit Suisse
Securities
0.0035

SEI New
Covenant
Income
Texas Instruments
Inc. (TXN 0.45%
August 3,2015)
7/30/2012
18,366,422
746,602,500
99.547
7/30/2012
99.547
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0025

SEI New
Covenant
Income
Trans-Canada
Pipelines (TRPCN
2.50% August 1,
2022)
7/30/2012
3,996,840
999,210,000
99.921
7/30/2012
99.921
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0065

SEI New
Covenant
Income
Celgene
Corporation (CELG
1.90% August 15,
2017)
8/6/2012
13,775,457
498,930,000
99.786
8/6/2012
99.786
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0060

SEI New
Covenant
Income
Ecolab Inc (ECL
1.00% August 9,
2015)
8/6/2012
4,497,750
499,750,000
99.95
8/6/2012
99.95
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0035

SEI New
Covenant
Income
Mondelez
International,
Inc. (MDLZ 4.00%
February 1, 2024)
1/9/2014
36,366,682
1,748,110,000
99.892
1/9/2014
99.892
RBS
Securities
Inc.
RBS
Securities
Inc.
0.0045

SEI New
Covenant
Income
Novartis Capital
Corporation
(NOVNVX 3.40% May
6, 2024)
2/18/2014
19,086,933
2,134,670,500
99.287
2/18/2014
99.287
Goldman
Sachs and
Company
Goldman Sachs
and Company
0.0045

SEI New
Covenant
Income
Illinois Tool
Works Inc (ITW
1.95% March 1,
2019)
2/18/2014
9,768,383
649,161,500
99.871
2/18/2014
99.871
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0035

SEI New
Covenant
Income
Cisco Systems Inc
(CSCO 2.90% March
4, 2021)
2/24/2014
5,708,591
499,090,000
99.818
2/24/2014
99.818
Barclays
Capital Inc
Barclays
Capital Inc
0.0030

SEI New
Covenant
Income
Fifth Third
Bancorp (FITB
2.30% March 1,
2019)
2/25/2014
14,246,884
499,295,000
99.859
2/25/2014
99.859
Deutsche
Bank
Securities
Deutsche Bank
Securities
0.0035

SEI New
Covenant
Income
Petrobras Global
Finance B.V.
(PETBRA 3.25%
March 17, 2017)
3/10/2014
31,544,430
1,599,312,000
99.957
3/10/2014
99.957
HSBC
Securities
HSBC
Securities
0.0025

SEI New
Covenant
Income
Petrobras Global
Finance B.V.
(PETBRA 6.25%
March 17, 2024)
3/10/2014
58,084,265
2,494,300,000
99.772
3/10/2014
99.772
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0030

SEI New
Covenant
Income
Verizon
Communications
Inc. (VZ 3.45%
March 15, 2021)
3/10/2014
24,032,673
999,820,000
99.982
3/10/2014
99.982
Wells Fargo
Advisors
Wells Fargo
Advisors
0.0040

SEI New
Covenant
Income
Devon Energy
Corporation (DVN
3.25% May 15,
2022)
5/7/2012
20,612,249
994,080,000
99.408
5/7/2012
99.408
Goldman
Sachs and
Company
Goldman Sachs
and Company
0.0065

SEI New
Covenant
Income
IBM Corporation
(IBM 1.875% May
15, 2019)
5/8/2012
12,481,250
599,100,000
99.85
5/8/2012
99.85
HSBC
Securities
(USA)
HSBC
Securities
(USA)
0.0035

SEI New
Covenant
Income
Berkshire
Hathaway Finance
Corporation (BRK
3.00% May 15,
2022)
5/8/2012
3,589,185
347,308,500
99.231
5/8/2012
99.231
Wells Fargo
Advisors
Wells Fargo
Advisors
0.0043

SEI New
Covenant
Income
Discovery
Communications,
LLC (DISCA 3.30%
May 15, 2022)
5/10/2012
2,856,010
495,835,000
99.167
5/10/2012
99.167
BofA
Merrill
Lynch
BofA Merrill
Lynch
0.0065

SEI New
Covenant
Income
Cameron
International
Corporation (CAM
1.60% April 30,
2015)
5/14/2012
9,177,052
249,892,500
99.957
5/14/2012
99.957
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0035

SEI New
Covenant
Income
BlackRock Inc
(BLK 3.375% June
1, 2022)
5/22/2012
14,771,147
746,017,500
99.469
5/22/2012
99.469
Citigroup
Global
Markets
Citigroup
Global
Markets
0.0045

SEI New
Covenant
Income
Kraft Foods Group
Inc. (KFT 3.50%
June 6, 2022
144A)
5/30/2012
19,192,697
1,982,000,000
99.1
5/30/2012
99.1
RBS
Securities
Inc.
RBS
Securities
Inc.
0.0045